UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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December 4, 2007
Date of Report (Date of Earliest Event Reported)
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GOLDMAN SACHS HEDGE FUND PARTNERS, LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-50723 (Commission File Number)	04-3638229 (I.R.S. Employer Identification No.)
701 Mount Lucas Road Princeton, New Jersey (Address of principal executive offices)	08540 (Zip Code)

609-497-5500
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

For the period of October 1, 2007 through October 31, 2007, Goldman Sachs Hedge Fund Partners, LLC (“HFP” or the “Company”), Goldman Sachs Global Tactical Trading, LLC (“GTT”), Goldman Sachs Global Equity Long/Short, LLC (“GELS”), Goldman Sachs Global Relative Value, LLC (“GRV”) and Goldman Sachs Global Event Driven, LLC (“GED” and collectively with GTT, GELS and GRV, the “Investment Funds”) had net returns set forth in the tables below:

Company	October 2007 Net Return
HFP Class A Series 1(1)	3.50%

Investment Fund	October 2007 Net Return
GTT(2)	3.66%
GELS(2)	3.86%
GRV(2)	2.14%
GED(2)	4.59%

(1)
The Company’s net return has been computed based on the performance of the Company net of all fees and expenses including, among others (i) incentive allocations to Goldman Sachs Hedge Fund Strategies LLC, the Company’s “Managing Member” and (ii) a monthly management fee to the Managing Member.

(2)
These returns are based on the performance of Class C Series 1 units.  The returns include administration fees and compensation paid to advisors.  No management fee or incentive allocation was charged by the managing member of the Investment Funds with respect to the Company’s investment in any of the Investment Funds.

                The Company undertakes no obligation to publicly update or revise the information contained herein, although it may do so from time to time as the Managing Member of the Company believes is warranted.

Past results of the Company and the Investment Funds are not necessarily indicative of future performance.  No assurance can be made that profits will be achieved or that substantial losses will not be incurred.

On December 4, 2007, the Managing Member of the Company notified the members of the Company of certain changes being made to the investment program of the Company, effective as of April 1, 2008, and certain other changes that may have an impact on holders of the Company's units. A copy of the letter to members is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statement and Exhibits.

Exhibits.

Exhibit
Number

99.1	Letter to Members of Goldman Sachs Hedge Fund Partners, LLC, dated December 4, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Date:  December 4, 2007

GOLDMAN SACHS HEDGE FUND PARTNERS, LLC (Registrant)

By:	Goldman Sachs Hedge Fund Strategies LLC
Managing Member

By:	/s/ Jennifer Barbetta
Jennifer Barbetta
Managing Director and Chief Financial Officer